                          SUPPLEMENT DATED MAY 6, 2004
                                  TO PROSPECTUS
                                DATED MAY 1, 2004
                                       for
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                                    Issued by
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                       and
                        WRL SERIES LIFE CORPORATE ACCOUNT

This supplement contains additional information and should be read and retained along with the prospectus dated May 1, 2004.

The following portfolio is added to the inside front cover:

T. ROWE PRICE FIXED INCOME SERIES, INC.
/ /  T.Rowe Price Limited-Term Bond Portfolio

The following is inserted in the Annual Portfolio Operating Expenses section:

                                                                                                     FEES AND
                                                                                    GROSS TOTAL      EXPENSES      TOTAL NET
                                               MANAGEMENT      OTHER      12B-1       ANNUAL         WAIVED OR       ANNUAL
PORTFOLIO                                         FEES        EXPENSES      FEES      EXPENSES       REIMBURSED     EXPENSES
---------                                         ----        --------      ----      --------       ----------     --------
T.Rowe Price Limited-Term Bond Portfolio          0.70%         0.00%      0.00%       0.70%           0.00%          0.70%

The following is inserted in The Portfolios section:


T. Rowe Price Fixed Income Series, Inc.         o    T. Rowe Price Limited Term Bond seeks a high level of income
managed by T. Rowe Price Associates, Inc.            consistent with moderate fluctuations in principal value.